Statements of Net Assets Available for Benefits - EBP 013 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments, at fair value:
Plan interest in Macy's, Inc. Defined Contribution Plans Master Trust	$ 5,086,474	$ 4,480,904
Receivables:
Participant loans	70,430	66,205
Employer contributions	87,204	88,298
Total receivables	157,634	154,503
Total assets	5,244,108	4,635,407
Liabilities
Administrative fees payable	534	877
Net assets available for benefits	$ 5,243,574	$ 4,634,530